                                                                    EXHIBIT 99.1

                                    EXHIBIT 1

     Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated:  October 25, 2002          MERCANTILE EQUITY PARTNERS III, L.P., an
                                  Illinois limited partnership, its Managing
                                  Member

                                  By:  Mercantile Equity Partners III, L.L.C.,
                                       an Illinois limited liability company,
                                       its General Partner

                                       By:      /s/ I. Steven Edelson
                                                ---------------------------
                                       Name:    I. Steven Edelson
                                       Title:   Managing Member

                                  MERCANTILE EQUITY PARTNERS III, L.L.C., an
                                  Illinois limited liability company, its
                                  General Partner

                                  By:    /s/ I. Steven Edelson
                                         ---------------------------------
                                  Name:  I. Steven Edelson
                                  Title: Managing Member

                                  MERCANTILE CAPITAL PARTNERS I, LP, an Illinois limited partnership

                                  By: Mercantile Capital Group, LLC, a Delaware limited liability company, its general partner

                                       By:  Mercantile Capital Management Corp.,
                                            an Illinois corporation, its manager

                                            By:   /s/ I. Steven Edelson
                                                  --------------------------
                                                  Name:    I. Steven Edelson
                                                  Title:   President

                                  MERCANTILE CAPITAL GROUP, LLC, a Delaware limited liability company

                                  By:  Mercantile Capital Management Corp., an
                                       Illinois corporation, its manager

                                       By:      /s/ I. Steven Edelson
                                                ----------------------------
                                       Name:    I. Steven Edelson
                                       Title:   President

                                  MERCANTILE CAPITAL MANAGEMENT CORP., an
                                  Illinois corporation, its manager

                                  By:    /s/ I. Steven Edelson
                                         ----------------------------
                                  Name:  I. Steven Edelson
                                  Title: President



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
                               THE EDELSON FAMILY TRUST DATED SEPTEMBER 17,
                               1997

                               By:  /s/ I. Steven Edelson
                                    ----------------------------
                               Name:    I. Steven Edelson
                               Title:   Trustee

                               ASIA INTERNET INVESTMENT GROUP I, LLC, a
                               Delaware limited liability company

                               By:  Asia Investing Group, LP, a Delaware
                                    limited partnership, its managing member

                                    By:  Asia Investors Group, LLC, a
                                         Delaware limited liability company,
                                         its general partner

                                         By:  Mercantile Asia Investors, LP,
                                              a Delaware limited partnership,
                                              its managing member

                                              By:  Mercantile Asia, LLC, a
                                                   Delaware limited liability
                                                   company, its general
                                                   partner

                                                   By:    /s/ I. Steven Edelson
                                                          ---------------------
                                                   Name:  I. Steven Edelson
                                                   Title: Managing Member


                               ASIA INVESTING GROUP, LP, a Delaware limited partnership

                               By:  Asia Investors Group, LP, a Delaware
                                    limited liability company, its general
                                    partner

                                    By:  Mercantile Asia Investors, LP, a
                                         Delaware limited partnership, its
                                         managing member

                                         By:  Mercantile Asia, LLC, a
                                              Delaware limited liability
                                              company, its general partner

                                              By:      /s/ I. Steven Edelson
                                                       ---------------------
                                              Name:    I. Steven Edelson
                                              Title:   Managing Member

                                  ASIA INVESTORS GROUP, LLC, a Delaware limited liability company

                                  By: Mercantile Asia Investors, LP, a Delaware limited partnership, its managing member

                                       By:  Mercantile Asia, LLC, a
                                            Delaware limited liability
                                            company, its general partner

                                            By:      /s/ I. Steven Edelson
                                                     --------------------------
                                            Name:    I. Steven Edelson
                                            Title:   Managing Member

                                  MERCANTILE ASIA INVESTORS, LP, a Delaware limited partnership

                                  By: Mercantile Asia, LLC, a Delaware limited liability company, its general partner

                                       By:      /s/ I. Steven Edelson
                                                ---------------------------
                                       Name:    I. Steven Edelson
                                       Title:   Managing Member

                                  MERCANTILE ASIA, LLC, a Delaware limited liability company

                                  By:  /s/ I. Steven Edelson
                                       -----------------------------
                                  Name: I. Steven Edelson
                                  Title: Managing Member



                                  /s/ Michael A. Reinsdorf
                                  --------------------------------------
                                  MICHAEL A. REINSDORF, an Individual


                                  /s/ I. Steven Edelson
                                  --------------------------------------
                                  I. STEVEN EDELSON, an Individual


                                  /s/ Nathaniel C. A. Kramer
                                  --------------------------------------
                                  NATHANIEL C. A. KRAMER, an Individual




                                      -32-